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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                    -----------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):
                                  June 4, 2001

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                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



             000-23387                               54-18665620
             ---------                               -----------
      (Commission File Number)             (IRS Employer Identification No.)



                               8065 Leesburg Pike
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of principal executive offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (703) 762-5100


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Item 5.  Other Events

On June 4, 2001, Microwave Services, Inc. nominated Michael Fischberger to Teligent, Inc.'s (the "Company") Board of Directors pursuant to the terms of the Stockholders' Agreement, dated as of January 13, 2000, by and among Alex J. Mandl, Liberty Media Corporation, Telcom-DTS Investors, L.L.C. and Microwave Services, Inc. (the "Stockholders' Agreement"). On the same date, Michael Fischberger was elected to the Company's Board of Directors. Additionally, Morris Lichtenstein, Executive Vice President of Business Development of IDT Corp., has been appointed as the Chairman of the Board of Directors of the Company.

On June 7, 2001, the Company announced that its securities were delisted from the Nasdaq National Market at the opening of business on June 8, 2001, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits

99.1    Press release, dated June 7, 2001.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TELIGENT, INC.


Dated:  June 8, 2001                     By: /s/ Stuart H. Kupinsky
                                             -------------------------------
                                         Name:   Stuart H. Kupinsky
                                         Title:  Senior Vice President,
                                                 General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit Number                                Description
--------------                                -----------
99.1                                   Press release, dated June 7, 2001.